EXHIBIT 3.4

                                     BYLAWS
                                       OF
                                 LANTRONIX, INC.
                            (a Delaware corporation)

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
ARTICLE  I  CORPORATE  OFFICES                                                1
          --------------------
1.1     REGISTERED  OFFICE                                                    1
        ------------------
1.2     OTHER  OFFICES                                                        1
        --------------
ARTICLE  II  MEETINGS  OF  STOCKHOLDERS                                       1
           ----------------------------
2.1     PLACE  OF  MEETINGS                                                   1
        -------------------
2.2     ANNUAL  MEETING                                                       1
        ---------------
2.3     SPECIAL  MEETING                                                      1
        ----------------
2.4     NOTICE  OF  STOCKHOLDERS'  MEETINGS                                   2
        -----------------------------------
2.5     ADVANCE  NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER  BUSINESS     2
        -------------------------------------------------------  --------
2.6     MANNER  OF  GIVING  NOTICE;  AFFIDAVIT  OF  NOTICE                    4
        --------------------------------------------------
2.7     QUORUM                                                                4
        ------
2.8     ADJOURNED  MEETING;  NOTICE                                           5
        ---------------------------
2.9     VOTING                                                                5
        ------
2.10     WAIVER  OF  NOTICE                                                   5
         ------------------
2.11     STOCKHOLDER  ACTION  BY  WRITTEN  CONSENT  WITHOUT  A  MEETING       5
         --------------------------------------------------------------
2.12     RECORD  DATE  FOR  STOCKHOLDER  NOTICE;  VOTING                      5
         -----------------------------------------------
2.13     PROXIES                                                              6
         -------
2.14     LIST  OF  STOCKHOLDERS  ENTITLED  TO  VOTE                           6
         ------------------------------------------
ARTICLE  III  DIRECTORS                                                       7
            -----------
3.1     POWERS                                                                7
        ------
3.2     NUMBER  OF  DIRECTORS                                                 7
        ---------------------
3.3     ELECTION  AND  TERM  OF  OFFICE  OF  DIRECTORS                        7
        ----------------------------------------------
3.4     RESIGNATION  AND  VACANCIES                                           7
        ---------------------------
3.5     PLACE  OF  MEETINGS;  MEETINGS  BY  TELEPHONE                         8
        ---------------------------------------------
3.6     REGULAR  MEETINGS                                                     8
        -----------------
3.7     SPECIAL  MEETINGS;  NOTICE                                            8
        --------------------------
3.8     QUORUM                                                                9
        ------
3.9     WAIVER  OF  NOTICE                                                    9
        ------------------
3.10     ADJOURNMENT                                                          9
         -----------
3.11     NOTICE  OF  ADJOURNMENT                                              9
         -----------------------
3.12     BOARD  ACTION  BY  WRITTEN  CONSENT  WITHOUT  A  MEETING             9
         --------------------------------------------------------
3.13     FEES  AND  COMPENSATION  OF  DIRECTORS                              10
         --------------------------------------
3.14     APPROVAL  OF  LOANS  TO  DIRECTORS  AND  OFFICERS                   10
         -------------------------------------------------
ARTICLE  IV  COMMITTEES                                                      10
           ------------
4.1     COMMITTEES  OF  DIRECTORS                                            10
        -------------------------

4.2     MEETINGS  AND  ACTION  OF  COMMITTEES                                11
        -------------------------------------
4.3     COMMITTEE  MINUTES                                                   11
        ------------------
ARTICLE  V  OFFICERS                                                         11
          ----------
5.1     OFFICERS                                                             11
        --------
5.2     ELECTION  OF  OFFICERS                                               11
        ----------------------
5.3     SUBORDINATE  OFFICERS                                                11
        ---------------------
5.4     REMOVAL  AND  RESIGNATION  OF  OFFICERS                              12
        ---------------------------------------
5.5     VACANCIES  IN  OFFICES                                               12
        ----------------------
5.6     CHAIRMAN  OF  THE  BOARD                                             12
        ------------------------
5.7     PRESIDENT                                                            12
        ---------
5.8     VICE  PRESIDENTS                                                     13
        ----------------
5.9     SECRETARY                                                            13
        ---------
5.10     CHIEF  FINANCIAL  OFFICER                                           13
         -------------------------
ARTICLE  VI  INDEMNIFICATION  OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS
           ---------------------------------------------------- ----------------
                                                                             14
6.1     INDEMNIFICATION  OF  DIRECTORS  AND  OFFICERS                        14
        ---------------------------------------------
6.2     INDEMNIFICATION  OF  OTHERS                                          14
        ---------------------------
6.3     INSURANCE                                                            14
        ---------
ARTICLE  VII  RECORDS  AND  REPORTS                                          15
            -----------------------
7.1     MAINTENANCE  AND  INSPECTION  OF  RECORDS                            15
        -----------------------------------------
7.2     INSPECTION  BY  DIRECTORS                                            15
        -------------------------
7.3     ANNUAL  STATEMENT  TO  STOCKHOLDERS                                  15
        -----------------------------------
7.4     REPRESENTATION  OF  SHARES  OF  OTHER  CORPORATIONS                  15
        ---------------------------------------------------
7.5     CERTIFICATION  AND  INSPECTION  OF  BYLAWS                           16
        ------------------------------------------
ARTICLE  VIII  GENERAL  MATTERS                                              16
             ------------------
8.1     RECORD  DATE  FOR  PURPOSES  OTHER  THAN  NOTICE  AND  VOTING        16
        -------------------------------------------------------------
8.2     CHECKS;  DRAFTS;  EVIDENCES  OF  INDEBTEDNESS                        16
        ---------------------------------------------
8.3     CORPORATE  CONTRACTS  AND  INSTRUMENTS:  HOW  EXECUTED               16
        ------------------------------------------------------
8.4     STOCK  CERTIFICATES;  TRANSFER;  PARTLY  PAID  SHARES                17
        -----------------------------------------------------
8.5     SPECIAL  DESIGNATION  ON  CERTIFICATES                               17
        --------------------------------------
8.6     LOST  CERTIFICATES                                                   18
        ------------------
8.7     CONSTRUCTION;  DEFINITIONS                                           18
        --------------------------
ARTICLE  IX  AMENDMENTS                                                      18
           ------------
9.1     AMENDMENTS  BY  STOCKHOLDERS  AND  DIRECTORS                         18
        --------------------------------------------

                                     BYLAWS
                                     ------
                                       OF
                                       --
                                 LANTRONIX, INC.
                                 ---------------
                            (a Delaware corporation)

ARTICLE  I

CORPORATE  OFFICES
------------------

1.1     REGISTERED  OFFICE
        ------------------
     The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is The Corporation Trust Company.

1.2     OTHER  OFFICES
        --------------
     The Board of Directors may at any time establish branch or subordinate offices at any place or places where the corporation is qualified to do business.

ARTICLE  II

MEETINGS  OF  STOCKHOLDERS
--------------------------

2.1     PLACE  OF  MEETINGS
        -------------------
     Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the corporation.

2.2     ANNUAL  MEETING
        ---------------
     The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors. At the meeting, directors shall be elected and any other proper business may be transacted.

2.3     SPECIAL  MEETING
        ----------------
     A special meeting of the stockholders may be called at any time by the Board, chairperson of the Board, chief executive officer or president (in the absence of a chief executive officer), but such special meetings may not be called by any other person or persons.
No business may be transacted at such special meeting other than the business specified in such notice to stockholders. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4     NOTICE  OF  STOCKHOLDERS'  MEETINGS
        -----------------------------------
     All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting. The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the purpose or purposes for which the meeting is called (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the stockholders (but any proper matter may be presented at the meeting for such action). The notice of any meeting at which directors are to be elected shall include the name of any nominee or nominees who, at the time of the notice, the board intends to present for election.

2.5     ADVANCE NOTICE OF STOCKHOLDER NOMINEES AND STOCKHOLDER BUSINESS
        ---------------------------------------------------------------
     Nominations of persons for election to the Board of Directors of the corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, by any nominating committee or person appointed by the Board of Directors or by any stockholder of the corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Section and who was a stockholder of record at the time of the giving of such notice. Such nominations, other than those made by or at the direction of the Board of Directors or by any nominating committee or person appointed by the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) days nor more than one hundred twenty (120) days prior to the scheduled meeting regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that in the event less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. For purposes of this Section 2.5 "public disclosure" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission. Such stockholder's notice shall set forth (a) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required by law to be disclosed in solicitations of proxies for election of directors pursuant to applicable rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, and (v) such person's written consent to being named as a nominee and to serving as a director if elected; and
(b) as to the stockholder giving the notice: (i) the name and address, as they appear on the corporation's books, of such stockholder, (ii) the class and number of shares of the corporation which are beneficially owned by such stockholder on the date of such stockholder notice, and (iii) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination. At the request of the Board of Directors any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee or required by the corporation to determine the eligibility of such proposed nominee to serve as director of the corporation. No person shall be eligible for election as a director of the corporation unless nominated in accordance with the procedures set forth in this Section. The chairman of the meeting shall, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws, and if the chairman should so determine, the chairman shall so declare at the meeting and the defective nomination shall be disregarded.

     At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be: (a) as specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder that was a stockholder of record at the time of the giving of the relevant notice as provided below. Business to be brought before an annual meeting by a stockholder shall not be considered properly brought if the stockholder has not given timely notice thereof in writing to the Secretary of the corporation or if such business is not a proper matter for stockholder action under the General Corporation Law of the State of Delaware. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation not less than sixty (60) nor more than one hundred twenty (120) days prior to the scheduled meeting regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business and any other stockholders known by such stockholder to be supporting such proposal, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, (iv) any material interest of the stockholder in such business, and (v) any other information that is required by law to be provided by the stockholder in his capacity as a proponent of a stockholder proposal. Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders' meeting, stockholders must provide notice as required by the regulations promulgated under the Securities Exchange Act of 1934, as amended. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section. The chairman of the annual meeting shall, if the facts warrant, determine and declare at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section, and, if the chairman should so determine, the chairman shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted.

2.6     MANNER  OF  GIVING  NOTICE;  AFFIDAVIT  OF  NOTICE
        --------------------------------------------------
     Written notice of any meeting of stockholders shall be given either personally or by first-class mail or by telegraphic or other written communication. Notices not personally delivered shall be sent charges prepaid and shall be addressed to the stockholder at the address of that stockholder appearing on the books of the corporation or given by the stockholder to the corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegram or other means of written communication.
An affidavit of the mailing or other means of giving any notice of any stockholders' meeting, executed by the secretary, assistant secretary or any transfer agent of the corporation giving the notice, shall be prima facie evidence of the giving of such notice.

2.7     QUORUM
        ------
     The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting in accordance with Section 2.7 of these bylaws.

When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the laws of the State of Delaware or of the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of the question.

If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, if any action taken is approved by a majority of the stockholders initially constituting the quorum.

2.8     ADJOURNED  MEETING;  NOTICE
        ---------------------------
     When a meeting is adjourned to another time and place, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.9     VOTING
        ------
     The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of the State of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners, and to voting trusts and other voting agreements).
Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

     No stockholder will be permitted to cumulate votes at any election of directors.

2.10     WAIVER  OF  NOTICE
         ------------------
     Whenever notice is required to be given under any provision of the General Corporation Law of the State of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

2.11     STOCKHOLDER  ACTION  BY  WRITTEN  CONSENT  WITHOUT  A  MEETING
         --------------------------------------------------------------
     No action that is required or permitted to be taken by the stockholders at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders.

2.12     RECORD  DATE  FOR  STOCKHOLDER  NOTICE;  VOTING
         -----------------------------------------------
     For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which shall not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of the corporation after the record date.

If the Board of Directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting. The record date for any other purpose shall be as provided in Section 8.1 of these bylaws.

2.13     PROXIES
         -------
     Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the person and filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three (3) years from its date unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise) by the stockholder or the stockholder's attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of the State of Delaware.

2.14     LIST  OF  STOCKHOLDERS  ENTITLED  TO  VOTE
         ------------------------------------------
     The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

ARTICLE  III

DIRECTORS
---------

3.1     POWERS
        ------
     Subject to the provisions of the General Corporation Law of the State of Delaware and any limitations in the certificate of incorporation and these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

3.2     NUMBER  OF  DIRECTORS
        ---------------------
     The authorized number of directors shall be determined from time to time by resolution of the Board, provided the Board shall consist of at least one member. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

3.3     ELECTION  AND  TERM  OF  OFFICE  OF  DIRECTORS
        ----------------------------------------------
     The Board of Directors shall be divided into three classes, the members of each class to serve for a term of three years; provided that the directors shall be elected as follows: at the first annual meeting of the stockholders held following the closing of a firm commitment underwritten public offering of Common Stock of the corporation, the directors in the first class shall be elected for a term of three years, at the second annual meeting following such date, the directors in the second class shall be elected for a term of three years, and at the third annual meeting following such date, the directors in the third class shall be elected for a term of three years. The Board of Directors by resolution shall nominate the directors to be elected for each class. At subsequent annual meetings of stockholders, a number of directors shall be elected equal to the number of directors with terms expiring at that annual meeting. Directors elected at each such subsequent annual meeting shall be elected for a term expiring with the annual meeting of stockholders three years thereafter.

3.4     RESIGNATION  AND  VACANCIES
        ---------------------------
     Any director may resign effective on giving written notice to the chairman of the board, the president, the secretary or the Board of Directors, unless the notice specifies a later time for that resignation to become effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

All vacancies and newly created directorships in the Board of Directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; provided, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. If the directors are divided into classes, a person so elected by the directors then in office to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall have been duly elected and qualified.

3.5     PLACE  OF  MEETINGS;  MEETINGS  BY  TELEPHONE
        ---------------------------------------------
     Regular meetings of the Board of Directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the Board of Directors. In the absence of such a designation, regular meetings shall be held at the principal executive office of the corporation. Special meetings of the Board of Directors may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the corporation.
Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

3.6     REGULAR  MEETINGS
        -----------------
     Regular meetings of the Board of Directors may be held without notice if the times of such meetings are fixed by the Board of Directors.

3.7     SPECIAL  MEETINGS;  NOTICE
        --------------------------
     Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the board, the president, any vice president, the secretary or any two directors.

     Notice of the time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the corporation, or by facsimile or electronic mail. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is delivered personally or by telephone or telegram or by facsimile or electronic mail, it shall be delivered personally or by telephone or to the telegraph company or by facsimile or electronic mail at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose or the place of the meeting, if the meeting is to be held at the principal executive office of the corporation.

3.8     QUORUM
        ------
     A majority of the authorized number of directors shall constitute a quorum for the transaction of business, except to adjourn as provided in Section 3.10 of these bylaws. Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Board of Directors, subject to the provisions of the certificate of incorporation and applicable law.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9     WAIVER  OF  NOTICE
        ------------------
     Notice of a meeting need not be given to any director (i) who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting. A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

3.10     ADJOURNMENT
         -----------

     A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

3.11     NOTICE  OF  ADJOURNMENT
         -----------------------
     Notice of the time and place of holding an adjourned meeting need not be given unless the meeting is adjourned for more than twenty-four (24) hours. If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting shall be given before the adjourned meeting takes place, in the manner specified in Section 3.7 of these bylaws, to the directors who were not present at the time of the adjournment.

3.12     BOARD  ACTION  BY  WRITTEN  CONSENT  WITHOUT  A  MEETING
         --------------------------------------------------------
     Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, provided that all members of the Board of Directors individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent and any counterparts thereof shall be filed with the minutes of the proceedings of the Board of Directors.

3.13     FEES  AND  COMPENSATION  OF  DIRECTORS
         --------------------------------------
     Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.13 shall not be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.14     APPROVAL  OF  LOANS  TO  DIRECTORS  AND  OFFICERS
         -------------------------------------------------
     The corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or any of its subsidiaries, including any officer or employee who is a director of the corporation or any of its subsidiaries, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

ARTICLE  IV

COMMITTEES
----------

4.1     COMMITTEES  OF  DIRECTORS
        -------------------------
     The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one (1) or more committees, each consisting of one (1) or more directors of the corporation. The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of directors. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any committee, to the extent provided in the resolution of the Board of Directors, or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it, but no such committee shall have the power or authority to:

(a) approve or adopt, or recommend to the stockholders, any action or matter expressly required by the General Corporation Law of the State of Delaware
to  be  submitted  to  stockholders  for  approval;  or

(b)     adopt,  amend  or  repeal  any  bylaw  of  the  corporation.

4.2     MEETINGS  AND  ACTION  OF  COMMITTEES
        -------------------------------------
     Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these bylaws, Section 3.5 (place of meetings), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice),
Section  3.10  (adjournment),  Section 3.11 (notice of adjournment), and Section
3.12 (action without meeting), with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these bylaws.

4.3     COMMITTEE  MINUTES
        ------------------

     Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

ARTICLE  V

OFFICERS
--------

5.1     OFFICERS
        --------
     The officers of the corporation shall be a president, a secretary and a chief financial officer. The corporation may also have, at the discretion of the Board of Directors, a chairman of the board, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers and such other officers as may be appointed in accordance with the provisions of Section
5.3  of  these  bylaws.  Any  number  of offices may be held by the same person.

5.2     ELECTION  OF  OFFICERS
        ----------------------
     The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 or Section 5.5 of these bylaws, shall be chosen by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

5.3     SUBORDINATE  OFFICERS
        ---------------------
     The Board of Directors may appoint, or may empower the president to appoint, such other officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these bylaws or as the Board of Directors may from time to time determine.

5.4     REMOVAL  AND  RESIGNATION  OF  OFFICERS
        ---------------------------------------
     Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors at any regular or special meeting of the Board of Directors or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

5.5     VACANCIES  IN  OFFICES
        ----------------------
     A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these bylaws for regular appointments to that office.

5.6     CHAIRMAN  OF  THE  BOARD
        ------------------------
     The chairman of the board, if such an officer be elected, shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to the chairman of the board by the Board of Directors or as may be prescribed by these bylaws. If there is no president, then the chairman of the board shall also be the chief executive officer of the corporation and shall have the powers and duties prescribed in Section 5.7 of these bylaws.

5.7     PRESIDENT
        ---------
     Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the corporation. The president shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the board, at all meetings of the Board of Directors. The president shall have the general powers and duties of management usually vested in the office of president of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these bylaws.

5.8     VICE  PRESIDENTS
        ----------------
     In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these bylaws, the president or the chairman of the board.

5.9     SECRETARY
        ---------
     The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings and the proceedings thereof.

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these bylaws. The secretary shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these bylaws.

5.10     CHIEF  FINANCIAL  OFFICER
         -------------------------
     The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all money and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the Board of Directors. The chief financial officer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of such person's transactions as chief financial officer and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these bylaws.

ARTICLE  VI

INDEMNIFICATION  OF  DIRECTORS,  OFFICERS,  EMPLOYEES
-----------------------------------------------------
AND  OTHER  AGENTS
------------------

6.1     INDEMNIFICATION  OF  DIRECTORS  AND  OFFICERS
        ---------------------------------------------
     The corporation shall, to the maximum extent and in the manner permitted by the General Corporation Law of the State of Delaware as the same now exists or may hereafter be amended, indemnify any person against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the corporation. For purposes of this Section 6.1, a "director" or "officer" of the corporation shall mean any person (i) who is or was a director or officer of the corporation, (ii) who is or was serving at the request of the corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was a director or officer of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.2     INDEMNIFICATION  OF  OTHERS
        ---------------------------
     The corporation shall have the power, to the maximum extent and in the manner permitted by the General Corporation Law of the State of Delaware as the same now exists or may hereafter be amended, to indemnify any person (other than directors and officers) against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the corporation. For purposes of this Section 6.2, an "employee" or "agent" of the corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the corporation, (ii) who is or was serving at the request of the corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation.

6.3     INSURANCE
        ---------
     The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the General Corporation Law of the State of Delaware.

ARTICLE  VII

RECORDS  AND  REPORTS
---------------------

7.1     MAINTENANCE  AND  INSPECTION  OF  RECORDS
        -----------------------------------------
     The corporation shall, either at its principal executive office or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books and other records of its business and properties.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in the State of Delaware or at its principal place of business.

7.2     INSPECTION  BY  DIRECTORS
        -------------------------
     Any director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.

7.3     ANNUAL  STATEMENT  TO  STOCKHOLDERS
        -----------------------------------
     The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the corporation.

7.4     REPRESENTATION  OF  SHARES  OF  OTHER  CORPORATIONS
        ---------------------------------------------------
     The chairman of the board, if any, the president, any vice president, the chief financial officer, the secretary or any assistant secretary of this corporation, or any other person authorized by the Board of Directors or the president or a vice president, is authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of the stock of any other corporation or corporations standing in the name of this corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

7.5     CERTIFICATION  AND  INSPECTION  OF  BYLAWS
        ------------------------------------------
     The original or a copy of these bylaws, as amended or otherwise altered to date, certified by the secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the stockholders of the corporation, at all reasonable times during office hours.

ARTICLE  VIII

GENERAL  MATTERS
----------------

8.1     RECORD  DATE  FOR  PURPOSES  OTHER  THAN  NOTICE  AND  VOTING
        -------------------------------------------------------------
     For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted and which shall not be more than sixty (60) days before any such action. In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date so fixed, except as otherwise provided in the General Corporation Law of the State of Delaware. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

If the Board of Directors does not so fix a record date, then the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the applicable resolution.

8.2     CHECKS;  DRAFTS;  EVIDENCES  OF  INDEBTEDNESS
        ---------------------------------------------
     From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

8.3     CORPORATE  CONTRACTS  AND  INSTRUMENTS:  HOW  EXECUTED
        ------------------------------------------------------
     The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4     STOCK  CERTIFICATES;  TRANSFER;  PARTLY  PAID  SHARES
        -----------------------------------------------------
     The shares of the corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate signed by, or in the name of the corporation by, the chairperson or vice-chairperson of the Board of Directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Upon surrender to the secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

8.5     SPECIAL  DESIGNATION  ON  CERTIFICATES
        --------------------------------------
     If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.6     LOST  CERTIFICATES
        ------------------
     Except as provided in this Section 8.6, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The Board of Directors may, in case any share certificate or certificate for any other security is lost, stolen or destroyed, authorize the issuance of replacement certificates or uncertificated shares on such terms and conditions as the board may require; the board may require indemnification of the corporation secured by a bond or other adequate security sufficient to protect the corporation against any claim that may be made against it, including any expense or liability, on account of the alleged loss, theft or destruction of the certificate or the issuance of the replacement certificate or uncertificated shares.

8.7     CONSTRUCTION;  DEFINITIONS
        --------------------------
     Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of the State of Delaware shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

ARTICLE  IX

AMENDMENTS
----------

9.1     AMENDMENTS  BY  STOCKHOLDERS  AND  DIRECTORS
        --------------------------------------------
     The original or other bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote or by the Board of Directors of the corporation. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws, in each case subject to the reqirements of
Article  IX  of  the  Company's  Certificate  of  Incorporation.

Whenever an amendment or new bylaw is adopted, it shall be copied in the book of bylaws with the original bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or the filing of the operative written consent(s) shall be stated in said book.

                                 LANTRONIX, INC.
                       CERTIFICATE OF AMENDMENT OF BYLAWS

The undersigned hereby certifies that he or she is the duly elected, qualified, and acting Secretary or Assistant Secretary of Lantronix, Inc., a Delaware corporation and that the foregoing bylaws, comprising 20 pages, were amended and restated on October 1, 2002 by the corporation's board of directors.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ___ day of __________, 2002.

Michael  S.  Oswald,  Secretary